FOURTH AMENDMENT TO AMENDED AND RESTATED
REVOLVING CREDIT AGREEMENT

NEW ENGLAND BUSINESS SERVICE, INC.




FOURTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT dated as of September 24, 1999 (this "Amendment"), by and among NEW ENGLAND BUSINESS SERVICE, INC. (the "Borrower"), a Delaware corporation having its principal place of business at 500 Main Street, Groton, Massachusetts 01471, and the Subsidiaries of the Borrower listed on the signature pages hereto (the "Guarantors"), BANKBOSTON, N.A., a national banking association ("BKB"), and the other lending institutions listed on Schedule 1 to the Credit Agreement referred to below (together with BKB, the "Banks"), BANKBOSTON, N.A., as agent for itself and such other lending institutions (the "Agent"), and FLEET NATIONAL BANK, as documentation agent for itself and such other lending institutions (the "Documentation Agent").

    WHEREAS, the Borrower wishes to enter into certain corporate restructuring transactions pursuant to which Chiswick, Inc., a Massachusetts corporation ("Chiswick"), will become a wholly-owned subsidiary of the Borrower (such transaction being hereinafter referred to as the "Chiswick Restructuring Transaction");

    WHEREAS, the Borrower wishes to contribute certain of its assets consisting of its Chiswick business division (which division consists of the Chiswick-brand industrial products business and the Bags & Bows-brand retail products business) to Chiswick;

    WHEREAS, Chiswick will contribute, on an ongoing basis from time to time, excess cash flow to Chiswick Trust, a voluntary association with transferable shares organized under and by virtue of the laws of the Commonwealth of Massachusetts (commonly referred to as a Massachusetts business trust) ("Chiswick Trust");

    WHEREAS, Chiswick Trust intends to loan substantially all of its cash assets to the Borrower, which loans shall be evidenced by an Unsecured Subordinated Promissory Note (as hereinafter defined);

    WHEREAS, the Borrower, the Banks, the Agent and the Documentation Agent are parties to an Amended and Restated Revolving Credit Agreement dated as of December 18, 1997 (as amended and in effect from time to time, the "Credit Agreement," capitalized terms defined therein having the same meanings herein as therein), pursuant to which the Banks have extended credit to the Borrower on the terms and subject to the conditions set forth therein;
WHEREAS, the Borrower has requested that the Agent and the Banks amend the Credit Agreement so as to permit, to the extent required, the Chiswick Restructuring Transaction and the other transactions described in the foregoing recitals;
WHEREAS, subject to the terms and conditions set forth herein, the
Borrower, the Banks, the Agent and the Documentation Agent have agreed to amend the Credit Agreement as set forth herein;
NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Credit Agreement as follows:
1.   Amendments to Definitions.  Section 1.1 of the Credit Agreement is
hereby amended by:
(a)  adding the following new definitions to section1.1 of the Credit
Agreement in the proper alphabetical order:
"Chiswick".  Chiswick, Inc., a Massachusetts corporation.
"Chiswick Contribution Agreement.  The agreement pursuant to which
Chiswick will contribute cash generated from its operations to Chiswick
Trust, in form and substance (including any modifications thereof)
satisfactory to the Agent."
"Chiswick Restructuring Transaction.  The contribution by the
Borrower to Chiswick of those assets of the Borrower's Chiswick business division, which division consists of the Chiswick-brand industrial products business and the Bags & Bows-brand retail products business." "Chiswick Trust. Chiswick Trust, a voluntary association with transferable shares organized under and by virtue of the laws of the Commonwealth of Massachusetts (commonly referred to as a Massachusetts business trust)."
"Chiswick Trust Intercompany Subordination Agreement.  The
Intercompany Subordination Agreement after the date hereof among the
Agent, the Borrower and Chiswick Trust, and in form and substance satisfactory to the Agent."
(b)  amending the definition of "Loan Documents" by inserting the text
"the Chiswick Intercompany Subordination Agreement and any other subordination arrangements entered into pursuant to section7.1(j) or (p)" immediately after the text "the Fee Letters" and immediately before the text "the Intercompany Subordination Agreement".
(c)  amending the definition of "Unsecured Subordinated Promissory Note"
by deleting the text of such definition in its entirety and restating it as follows:
           Unsecured Subordinated Promissory Note. Collectively, the promissory notes evidencing the Indebtedness permitted by section7.1(p)(i)
and (ii), in each case in form and substance (including modifications thereto) satisfactory to the Agent.
2.  Amendment of section5.1.1 of the Credit Agreement.  Section 5.1.1 of the Credit Agreement is hereby deleted in its entirety, and the following new section5.1.1 is hereby substituted in lieu thereof:
"5.1.1.  Organization; Good Standing.
Each of the Borrower and its Subsidiaries (i) is a corporation or, in the case of R&M Trust and Chiswick Trust, a Massachusetts business trust, duly organized, validly existing and, except in the case of R&M Trust and Chiswick Trust (with respect to which no such concept is applicable), in good standing under the laws of its jurisdiction of organization, (ii) has all requisite power to own its property and conduct its business as now conducted and as presently contemplated and (iii) is in good standing as a foreign corporation or other entity and is duly authorized to do business in each jurisdiction where such qualification is necessary except where a failure to be so qualified would not have a materially adverse effect on the business, assets or financial condition of the Borrower or such
Subsidiary."
3.  Amendment of section6.6 of the Credit Agreement.
Section 6.6 of the Credit Agreement is hereby amended by inserting in the first sentence thereof, immediately after the text "Subsidiaries (and, in the case of R&M Trust" and immediately before the text "its existence, rights and franchises" the words "and Chiswick Trust, as the case may be".
4.  Amendment of section6.14 of the Credit Agreement.
Section 6.14 of the Credit Agreement is hereby amended by deleting section6.14 in its entirety and restating section6.14 as follows:
"6.14.  Certain Intercompany Payments. The Borrower will, and will, as applicable, cause each of Russell & Miller, Chiswick Trust and R&M
Trust to, (a) promptly upon Russell & Miller's receipt thereof, cause all royalty payments received by Russell & Miller pursuant to any of the
Trademark License Agreements (net of reasonable expenses incurred by
Russell & Miller in connection with the maintenance, protection and enforcement of its related trademark intellectual property rights and the performance of its obligations under the Trademark License Agreements) to be paid to R&M Trust as capital contributions, (b) promptly upon R&M
Trust's receipt thereof, cause R&M Trust to lend to the Borrower pursuant to an Unsecured Subordinated Promissory Note all amounts (net of reasonable, ordinary course operating expenses) received by it pursuant to clause (a) of this section6.14 or otherwise, and (c) promptly upon
Chiswick Trust's receipt thereof, cause Chiswick Trust to lend to the
Borrower pursuant to an Unsecured Subordinated Promissory Note all amounts
(net of reasonable, ordinary course operating expenses) received by it from time to time from Chiswick."

     5. Amendment of section7.1 of the Credit Agreement. Section 7.1 of the Credit Agreement is hereby amended by:
      (a) deleting, in subsections (b), (f), (g), (i), (j), (k), (r) and (s) thereof, the parenthetical "(other than Russell & Miller and R&M Trust)" or "(other than Russell & Miller or R&M Trust)", as applicable from sectionsection7.1(b), (f), (g), (i), (j), (k), (r) and (s) thereof and substituting in place thereof the parenthetical "(other than Russell & Miller, Chiswick Trust and R&M Trust)" or "(other than Russell & Miller, Chiswick Trust or R&M Trust)", as applicable;

(b) deleting subsection (p) thereof in its entirety and substituting in lieu thereof the following the new subsection (p):

(p) Indebtedness of the Borrower to (i) R&M Trust under and pursuant to an Unsecured Subordinated Promissory Note from the Borrower to R&M Trust, which such Indebtedness is subordinated to the Obligations on terms and conditions satisfactory to the Agent, which shall include the Intercompany Subordination Agreement and (ii) Chiswick Trust under and pursuant to an Unsecured Subordinated Promissory Note from the Borrower to Chiswick Trust, which such Indebtedness is subordinated to the Obligations on terms and conditions satisfactory to the Agent, which shall include the Chiswick Trust Intercompany Subordination Agreement; and"

(c) (i) deleting the word "and" which appears at the end of section7.1(r); (ii) deleting the period which appears at the end of section7.1(s) and substituting in place thereof a semicolon and the word "and"; and (iii) inserting, immediately after subsection (s) the new following subsection:

(t)  Indebtedness of the Borrower to any landlord of
Chiswick consisting of (i) a guaranty by the Borrower of payment under any real estate lease initially entered into by the Borrower and assigned to Chiswick pursuant to the Chiswick Restructuring
Transaction, or (ii) a continuation of the Borrower's obligations as tenant under such lease following the assignment to Chiswick.
6.   Amendment of section7.3 of the Credit Agreement.  Section 7.3 of the
Credit Agreement is hereby amended by:
     (a)   deleting clause (ii) from subsection (j) thereof in its
entirety and substituting in lieu thereof the following clause (ii):
      "(ii) made following the Closing Date in Subsidiaries of the
Borrower (other than R&M Trust and Chiswick Trust) in an aggregate amount
(other than Investments permitted by section7.3(n), section7.3(o) or section7.3(p)) for all such Subsidiaries (other than R&M Trust and Chiswick Trust) not to exceed $7,500,000;".
     (b)   deleting subsection (p) thereof in its entirety and
substituting in lieu there the following new subsection (p):
      (p)	without limiting the Investments permitted by section7.3(j), (i)
Investments in R&M Trust by Rapidforms, McBee & Russell & Miller pursuant to the R&M Contribution Agreement and (ii) Investments in Chiswick Trust by Chiswick pursuant to the Chiswick Contribution Agreement."
     (c)   deleting the word "and" at the end of subsection (q) thereof;
     (d) inserting, immediately following subsection (q) thereof and immediately before existing subsection (r) thereof, new subsection (r) with the following text:
          "(r) in connection with the Chiswick Restructuring Transaction, Investments consisting of the capital contribution by the Borrower to Chiswick of those assets of the Borrower's Chiswick business division, which division consists of the Chiswick-brand industrial products business and the Bags & Bows-brand retail products business; and"
     (e)   deleting existing subsection (r) at the end thereof and
substituting in lieu thereof the following new subsection (s):
          "(s) Investments not otherwise expressly permitted under
subsections (a)-(r) of this section7.3, in an aggregate amount not to exceed $5,000,000."
7.   Amendment to section7.5.2 of the Credit Agreement.  Section 7.5.2 of the Credit Agreement is hereby amended by:
     (a)   deleting the word "and" immediately before clause (g) thereof;
     (b)   inserting, immediately before the period (".") at the end
thereof the following new subsection (h):
          " and (h)  in connection with the Chiswick Restructuring
Transaction, the transfer by the Borrower of those assets of the Borrower's Chiswick business division, which division consists of the Chiswick-brand industrial products business and the Bags & Bows-brand retail products business."
8.   Amendment of section7.12 of the Credit Agreement.  Section 7.12 of the Credit Agreement is hereby amended by deleting section7.12 in its entirety and restating it as follows:

     7.12.  Conduct of Business; Agreements Regarding Certain
Subsidiaries.

          7.12.1. General. Neither the Borrower nor any of its Subsidiaries will, without the prior written consent of the Agent and the Majority Banks, conduct any business or operations materially different from those conducted by it on the Closing Date or on the date any such Subsidiary is acquired in compliance with the terms of section7.5.1.

          7.12.2. R&M Trust and Chiswick Trust. Neither R&M Trust nor Chiswick Trust shall not conduct any business or activities other than the lending to the Borrower pursuant to an Unsecured Subordinated Promissory Note of all amounts (net of reasonable, ordinary course operating expenses) received by it, whether by way of capital contributions pursuant to the R&M Contribution Agreement, the Chiswick Contribution Agreement or otherwise, and shall have no assets other than cash (which shall be loaned to the Borrower in accordance with section6.14) and Indebtedness owed by the Borrower to it as permitted by section7.1(p). Without limiting the foregoing and notwithstanding any of the carve-outs contained in section7.2 (other than section7.2(a)), section7.3 (other than section7.3(b) (with respect to Investments by R&M Trust or Chiswick Trust, as the case may be, in deposit accounts maintained with BKB until amounts held therein are loaned to the Borrower pursuant to section6.14), section7.3(f) and section7.3(p)) or section7.11, the Borrower shall not permit R&M Trust or Chiswick Trust, as the case may be, to encumber their respective assets in any manner described in section7.2, to make or permit to exist or remain outstanding any Investments, or to create or acquire any Subsidiaries.


     9. Replacement of Schedule 5.19 to the Credit Agreement. Schedule 5.19 to the Credit Agreement is hereby deleted in its entirety, and Schedule 5.19 attached hereto is hereby substituted in lieu thereof.

     10. Representations and Warranties. The Borrower and each of the Guarantors hereby represents and warrants to the Agent and the Banks as of the date hereof, and as of any date on which the conditions set forth in section12 below are met, as follows:

     (a) The execution and delivery by each of the Borrower and the Guarantors of this Amendment and all other instruments and agreements required to be executed and delivered by the Borrower or any of the Guarantors in connection with the transactions contemplated hereby or referred to herein (collectively, the "Amendment Documents"), and the performance by each of the Borrower and the Guarantors of any of their obligations and agreements under the Amendment Documents and the Credit Agreement and the other Loan Documents, as amended hereby, are within the corporate or other authority of each of the Borrower and the Guarantors, have been authorized by all necessary corporate proceedings on behalf of each of the Borrower and the Guarantors, and do not and will not contravene any provision of law or the Borrower's charter or any of the Guarantors' charters, other incorporation or organizational papers, by-laws or any stock provision or any amendment thereof or of any indenture, agreement, instrument or undertaking binding upon the Borrower or any of the Guarantors.

     (b) Each of the Amendment Documents and the Credit Agreement and other Loan Documents, as amended hereby, to which the Borrower or any of the Guarantors is a party constitute legal, valid and binding obligations of such Person, enforceable in accordance with their terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting generally the enforcement of creditors' rights.

     (c) No approval or consent of, or filing with, any governmental agency or authority is required to make valid and legally binding the execution, delivery or performance by the Borrower or any of the Guarantors of the Amendment Documents or the Credit Agreement or other Loan Documents, as amended hereby, or the consummation by the Borrower or any of the Guarantors of the transactions among the parties contemplated hereby and thereby or referred to herein.

     (d) The representations and warranties contained in section5 of the Credit Agreement and in the other Loan Documents were true and correct at and as of the date made. Except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents, changes occurring in the ordinary course of business (which changes, either singly or in the aggregate, have not been materially adverse) and to the extent that such representations and warranties relate expressly to an earlier date and after giving effect to the provisions hereof, such representations and warranties, after giving effect to this Amendment and the other Amendment Documents, also are correct at and as of the date hereof and will be correct as of the respective dates of the consummation of the Chiswick Restructuring Transaction and of the effectiveness of the Chiswick Trust Contribution Agreement (as each such capitalized term is defined in the Credit Agreement, as amended hereby).

     (e) Each of the Borrower and the Guarantors has performed and complied in all material respects with all terms and conditions herein required to be performed or complied with by it prior to or at the time hereof, and as of the date hereof, after giving effect to the provisions of this Amendment and the other Amendment Documents, there exists no Event of Default or Default.

     (f) Each of the Borrower and the Guarantors acknowledges and agrees that the representations and warranties contained in this Amendment shall constitute representations and warranties referred to in section11.1(e) of the Credit Agreement, a breach of which shall constitute an Event of Default.
11. Effectiveness. This Amendment shall become effective as of September __, 1999 (the "Effective Date") upon the satisfaction of each of the following conditions, in each case in a manner satisfactory in form and substance to the Agent and the Banks:
(a) Each of this Amendment and the Guaranty by each of Chiswick and Chiswick Trust shall have been duly executed and delivered by each of the parties thereto and shall be in full force and effect;
(b)   The Borrower and the Guarantors shall have delivered to the Agent
(i) copies of any amendments to their charter documents, other organizational papers and by-laws effective since the dates on which such charter documents, other organizational papers and by-laws were last delivered to the Agent, with all such amendments being duly certified as true and correct by an officer of each such Person and without other amendment thereto, (ii) an incumbency certificate for each person authorized to sign this Amendment and (iii) authorizing resolutions authorizing this Amendment and the transactions contemplated hereby; and
(c) Such other items, documents, agreements, items or actions as the Agent may reasonably request in order to effectuate the transactions contemplated hereby.

12.   Miscellaneous Provisions.

     (a) Each of the Borrower and the Guarantors hereby ratifies and confirms all of its Obligations to the Agent and the Banks under the Credit Agreement, as amended hereby, and the other Loan Documents, including, without limitation, the Loans, and each of the Borrower and the Guarantors hereby affirms its absolute and unconditional promise to pay to the Banks and the Agent the Loans, reimbursement obligations and all other amounts due or to become due and payable to the Banks and the Agent under the Credit Agreement and the other Loan Documents, as amended hereby. Except as expressly amended hereby, each of the Credit Agreement and the other Loan Documents shall continue in full force and effect. This Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement, any other Loan Document or any agreement or instrument related to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Amendment.

     (b) Without limiting the expense reimbursement requirements set forth in section14 of the Credit Agreement, the Borrower agrees to pay on demand all costs and expenses, including reasonable attorneys' fees, of the Agent incurred in connection with this Amendment.

     (c) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF
LAWS) AND SHALL TAKE EFFECT AS A SEALED INSTRUMENT IN ACCORDANCE WITH SUCH
LAWS.

     (d) This Amendment may be executed in any number of counterparts, and all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.


[Signature Pages Follow]


     IN WITNESS WHEREOF, intending to be legally bound, each of the undersigned has caused this Amendment to be executed on its behalf by its officer thereunto duly authorized, as of the date first above written.

                       NEW ENGLAND BUSINESS SERVICE,INC.


                       By:/s/ Daniel M. Junius
                       -----------------------
                           Name: Daniel M. Junius
                           Title:Senior Vice President,
                                 Chief Financial Officer,
                                 Treasurer

                       BANKBOSTON, N.A.,
                       individually and as Agent


                       By:/s/ Harvey H. Thayer, Jr.
                       ---------------------------
                           Name: Harvey H. Thayer, Jr.
                           Title: Managing Director


                       FLEET NATIONAL BANK,
                       individually and as
                       Documentation Agent


                       By:/s/ T.H. Brennen
                       -------------------
                           Name: T.H. Brennen
                           Title: VP


                       FIRST UNION NATIONAL BANK, N.A.,
                       successor to CoreStates Bank,N.A.


                       By:/s/ Mark B. Felker
                       ---------------------
                           Name: Mark B. Felker
                           Title: Senior Vice President



                       KEY BANK N.A.


                       By:/s/ Noel B. Grayson
                       ----------------------
                           Name: Noel B. Grayson
                           Title: Senior Vice President

                       USTRUST


                       By:/s/ Anthony Wilson
                       ---------------------
                           Name: Anthony Wilson
                           Title: Senior Vice President

                       SUNTRUST BANK, ATLANTA


                       By:/s/ W. David Wisdom
                       ----------------------
                           Name: W. David Wisdom
                           Title: Vice President


                       SUNTRUST BANK, ATLANTA


                       By:
                       ---
                           Name:
                           Title:


                       THE BANK OF NOVA SCOTIA


                       By:/s/ T.M. Pitcher
                       ------------------
                           Name: T.M. Pitcher
                           Title: Authorized Signatory


                       WACHOVIA BANK, N.A.


                       By:/s/ Jeffrey S. Nurkiewicz
                       ----------------------------
                           Name: Jeffrey S. Nurkiewicz
                           Title: Vice President


                       KBC Bank N.V., formerly known
                       as Kredietbank N.V.


                       By:
                       ---
                           Name:
                           Title:


                       KBC Bank N.V., formerly known
                       as Kredietbank N.V.


                       By:
                       ---
                           Name:
                           Title:


                       SUMMIT BANK


                       By:
                       ---
                           Name:
                           Title:


Signature page
to the Fourth Amendment

     The undersigned hereby acknowledges the foregoing
Fourth Amendment as of the Effective Date and agrees that its obligations under the Guaranty will extend to the Credit Agreement, as so amended, and the other Loan
Documents.

                        RAPIDFORMS, INC.


                        By:/s/ Daniel M. Junius
                        -----------------------
                            Name: Daniel M. Junius
                            Title: Treasurer

                        MCBEE SYSTEMS, INC.


                        By:/s/ Daniel M. Junius
                        -----------------------
                            Name: Daniel M. Junius
                            Title: Treasurer

                        RUSSELL & MILLER, INC.


                        By:/s/ Daniel M. Junius
                        -----------------------
                            Name: Daniel M. Junius
                            Title: Treasurer

                        NEBS INTERACTIVE, INC.


                        By:/s/ Daniel M. Junius
                        -----------------------
                            Name: Daniel M. Junius
                            Title: Treasurer


                        CHISWICK, INC.


                        By:/s/ Daniel M. Junius
                        -----------------------
                            Name: Daniel M. Junius
                            Title: Treasurer


                        R & M TRUST

                       By: Daniel M. Junius,as
                                  Trustee under
                                  Declaration of Trust of
     R&M Trust dated July
     20, 1998 and filed with
     the Secretary of the
                                  Commonwealth of
Massachusetts
                                  on July 27, 1998,and
                                  not individually


                         By:/s/ Daniel M. Junius
                         -----------------------
                               Daniel M. Junius, as
                               Trustee under
                               said Declaration of
                               Trust and not
                               individually

                         CHISWICK TRUST

                               Daniel M. Junius, as
                               Trustee under
                               Declaration of Trust of
                               Chiswick Trust dated
                               September 15, 1999 and
                               Filed with the
                               Secretary of the
                               Commonwealth of
                               Massachusetts
                               on September __, 1999,
                               and not individually


                         By:/s/ Daniel M. Junius
                         -----------------------
                                Daniel M. Junius, as
                             Trustee under said
                             Declaration of Trust
                             and not individually